UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2007

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6250 LBJ Freeway
Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The next annual meeting of stockholders of Tuesday Morning Corporation, a Delaware corporation (“Tuesday Morning”), is scheduled for November 7, 2007.  This date has changed by more than 30 days from the May 16, 2007 date of Tuesday Morning’s last annual meeting of stockholders.  Therefore, in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the dates originally disclosed in Tuesday Morning’s proxy statement for the next annual meeting by which stockholder proposals for the next annual meeting must be delivered to Tuesday Morning for purposes of Rule 14a-8 and Rule 14a-4(c) of the Exchange Act have been changed, as described below.

To qualify for inclusion in the proxy statement and form of proxy for Tuesday Morning’s next annual meeting to be held on November 7, 2007, under Rule 14a-8 of the Exchange Act Tuesday Morning must receive a proposal intended by a stockholder for presentation at that meeting at Tuesday Morning’s principal executive office, 6250 LBJ Freeway, Dallas, Texas 75240, Attention:  Corporate Secretary, on or before September 23, 2007.  Under Rule 14a-4(c) of the Exchange Act, the Board of Directors of Tuesday Morning may exercise discretionary voting authority under proxies solicited by it on any matter properly presented by a stockholder at Tuesday Morning’s November 7, 2007 annual meeting that the stockholders does not seek to have included in Tuesday Morning’s proxy statement under Rule 14a-8 of the Exchange Act if, except as described in the following sentence, the proxy statement discloses the nature of the matter and how the Board of Directors intends to exercise its discretion to vote on such matter.  If Tuesday Morning first receives notice of such matter after September 28, 2007, the Board of Directors may exercise discretionary voting authority on any matter as permitted under Rule 14a-4(c)(2), without including any discussion of the matter in the proxy statement for the November 7, 2007 annual meeting.  Tuesday Morning reserves the right to reject, rule out of order or take other appropriate action on any proposal that does not comply with the requirements described above and other applicable requirements.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release of Tuesday Morning Corporation dated September 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: September 19, 2007	By:	/s/ Elizabeth A. Schroeder
Elizabeth A. Schroeder
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of Tuesday Morning Corporation dated September 19, 2007